UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026  (August 12, 2026)

Global Net Lease, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE

On August 13, 2026, Global Net Lease, Inc. (“GNL”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the completion, on August 12, 2026, of the transactions contemplated by that certain Agreement and Plan of Merger, dated May 3, 2026, by and among GNL, GNL Motion Merger Sub, LLC, Global Net Lease Operating Partnership, L.P., GNL Motion OpCo Merger Sub, LLC, Modiv Industrial, Inc. (“Modiv”) and Modiv Operating Partnership, LP.

On September 11, 2026, GNL filed a Current Report on Form 8-K/A (“Amendment No. 1”) which amended the Original Form 8-K solely to include the pro forma financial information required by Item 9.01(b) of Form 8-K and we filed the consent of Grant Thornton LLP, Modiv’s independent registered public accounting firm with Amendment No. 1.

GNL is filing this Current Report on Form 8-K/A (this “Amendment No. 2”) solely to correct a scrivener’s error in the headings on pages 3 and 4 of the unaudited pro forma condensed combined financial information included as Exhibit 99.4 to Amendment No. 1. Specifically, the unaudited pro forma condensed combined statement of operations headings for the six months ended June 30, 2026 and the year ended December 31, 2025 have been corrected to reflect the proper reporting periods. No amounts have changed in the tables or anywhere else throughout the unaudited pro forma condensed combined financial information.

Except as provided herein, no other changes to the Original Form 8-K, as amended by Amendment No 1. thereto, have been made and this Amendment No. 2 should be read together with the Original Form 8-K, as amended by Amendment No. 1 thereto, which provides a more complete description of the transactions described therein.

The pro forma financial information included in this Amendment No. 2 has been presented for informational purposes only, is based on various adjustments and assumptions and is not necessarily indicative of the financial position or results of operations of GNL that would have occurred had the transactions described in the Original Form 8-K, as amended by Amendment No. 1 thereto, been completed as of the dates indicated, nor is such information necessarily indicative of GNL’s financial position or results of operations for any future periods.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of GNL as of June 30, 2026, the unaudited pro forma condensed combined statements of operations of GNL for the six months ended June 30, 2026 and for the year ended December 31, 2025, and the notes related thereto, are filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.4	Unaudited Pro Forma Condensed Combined Financial Information of Global Net Lease, Inc. as of June 30, 2026 and for the six months ended June 30, 2026 and the year ended December 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date:	September 30, 2026	By:	/s/ Edward M. Weil, Jr.
		Name:	Edward M. Weil, Jr.
		Title:	Chief Executive Officer and President (Principal Executive Officer)